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                                                                     EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT                               Jurisdiction
- ------------------------------                               ------------
Baldwin Americas Corporation                                 Delaware
Baldwin Europe Consolidated Inc.                             Delaware
Baldwin Asia Pacific Corporation                             Delaware
Baldwin Technology Limited                                   Bermuda

SUBSIDIARIES OF BALDWIN AMERICAS CORPORATION
Baldwin Technology Corporation                               Connecticut
Misomex of North America, Inc.                               Delaware
Enkel Corporation                                            Delaware
Baldwin Graphic Systems, Inc.                                Delaware

SUBSIDIARIES OF BALDWIN TECHNOLOGY CORPORATION
Kansa Corporation                                            Kansas

SUBSIDIARIES OF ENKEL CORPORATION
Enkel International Sales Corporation                        Illinois
Enkel Foreign Sales Corporation                              US Virgin Island

SUBSIDIARIES OF BALDWIN EUROPE CONSOLIDATED INC.
Baldwin Europe Consolidated BV                               Netherlands
Baldwin Technology France SA                                 France

SUBSIDIARIES OF BALDWIN EUROPE CONSOLIDATED BV
Baldwin Graphic Equipment BV                                 Netherlands
Baldwin German Capital Holding GmbH                          Germany
Baldwin U.K. Holding Limited                                 United Kingdom
BS Holding AB                                                Sweden
Misomex Italia                                               Italy
Graphics Financing Ireland Limited                           Ireland
Baldwin France Sarl                                          France

SUBSIDIARIES OF BALDWIN GERMAN CAPITAL HOLDING GMBH
Baldwin Gegenheimer GmbH                                     Germany
Misomex GmbH                                                 Germany
Baldwin Auslandsbeteiligungs Holding GmbH                    Germany
Acrotec Beteiligungsgesellschaft GmbH                        Germany

SUBSIDIARIES OF BALDWIN U.K. HOLDING LIMITED
Misomex U.K. Limited                                         United Kingdom
Misomex Engineering Limited                                  United Kingdom
Baldwin (UK) Ltd.                                            United Kingdom
Acrotec UK Ltd.                                              United Kingdom

SUBSIDIARIES OF BS HOLDING AB
Amal AB                                                      Sweden
Misomex AB                                                   Sweden
Acrotec AB                                                   Sweden
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
SUBSIDIARIES OF GRAPHICS FINANCING IRELAND
Altoste Limited                                              Ireland

SUBSIDIARIES OF BALDWIN GEGENHEIMER GMBH
Baldwin Gegenheimer Ltd.                                     United Kingdom

SUBSIDIARIES OF BALDWIN AUSLANDSBETEILIGUNGS HOLDING GMBH
Baldwin Hungaria Ltd.                                        Hungary
Graphics Financing Ireland                                   Ireland

SUBSIDIARIES OF ACROTEC BETEILIGUNGSGESELLSCHAFT GMBH
Grafotec GmbH                                                Germany
Jimek Grafotec GmbH                                          Germany

SUBSIDIARIES OF MISOMEX U.K. LIMITED
Dale Graphics U.K. Ltd.                                      United Kingdom

SUBSIDIARIES OF MISOMEX AB
AB Estomatic                                                 Sweden
Misomex Marketing AB                                         Sweden
Opme Oy                                                      Finland

SUBSIDIARIES OF ACROTEC AB
Jimek International AB                                       Sweden

SUBSIDIARIES OF BALDWIN ASIA PACIFIC CORPORATION
Baldwin Asia Pacific Ltd.                                    Hong Kong
Baldwin-Japan Ltd.                                           Japan
Baldwin Printing Control Equipment (Beijing)
         Company, Ltd.                                       China
BAP VC Limited                                               British Virgin
                                                                Islands
SUBSIDIARIES OF BALDWIN ASIA PACIFIC LTD
Baldwin Graphic Equipment Pty. Ltd.                          Australia
Baldwin Printing Controls Ltd.                               Hong Kong

SUBSIDIARIES OF BALDWIN JAPAN LTD.
Baldwin-Japan Trading Ltd.                                   Japan
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